FORM 10f-3
Rule 144A Securities
FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Mizuho Fin Grp Cayman3 4.6% due 03/27/2024
2.  Date of Purchase:  3/20/2014  3.  Date offering commenced: 3/20/2014
4.  Underwriter(s) from whom purchased:  Mizucho International Plc
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $1,995,080 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $1,496,310,000
8.  Purchase price (net of fees and expenses):  $99.754
9.  Initial public offering price:  $99.754
10.  Commission, spread or profit:  ____0.65_____%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone   Date: 3/25/2014___________
Print Name:   Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS (US) Fixed Income Opportunities Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Citigroup Inc. 6.3% due Perpetual 05/15/2024
2.  Date of Purchase:  4/23/2014  3.  Date offering commenced: 4/23/2014
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $20,000,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $1,750,000,000
8.  Purchase price (net of fees and expenses):  $100______
9.  Initial public offering price:  $100______
10.  Commission, spread or profit: 1.5%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Branamir Petranovic_II              ________________ Date: 4/24/2014

Print Name:   Branamir Petranovic  II

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Core Plus Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Xerox Corporation 3.8% due 05/15/2024
2.  Date of Purchase:  05/06/2014  3.  Date offering commenced: 05/06/2014
4.  Underwriter(s) from whom purchased:  BNP Paribas
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $7,973,520 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $299,007,000
8.  Purchase price (net of fees and expenses):  $99.669______
9.  Initial public offering price:  $99.669_______
10.  Commission, spread or profit: 0.65%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Branamir Petranovic_II              ________________ Date: 5/8/2014

Print Name:  Branamir Petranovic  II

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Core Plus Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Ventas Realty, Limited Partnership 3.75% due 05/01/2024
2.  Date of Purchase:  04/10/2014  3.  Date offering commenced: 04/10/2014
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $10,426,920 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $397,216,000
8.  Purchase price (net of fees and expenses):  $99.304______
9.  Initial public offering price:  $99.304_______
10.  Commission, spread or profit: 0.65%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Branamir Petranovic II__              ________________ Date: 4/28/2014

Print Name: Branamir Petranovic II

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Aetna Inc. 4.75% due 03/15/2044
2.  Date of Purchase:  3/04/2014  3.  Date offering commenced: 3/04/2014
4.  Underwriter(s) from whom purchased:  Merrill Lynch Financial Ctr/ Bank of America
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $24,940,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $374,100,000
8.  Purchase price (net of fees and expenses):  $99.76______
9.  Initial public offering price:  $99.76_______
10.  Commission, spread or profit: 0.875%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone__              ________________ Date: 3/7/2014

Print Name:  Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Aetna Inc. 2.2% due 03/15/2019
2.  Date of Purchase:  3/04/2014  3.  Date offering commenced: 3/04/2014
4.  Underwriter(s) from whom purchased:  Merrill Lynch Financial Ctr/ Bank of America
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $15,984,,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $374,625,000
8.  Purchase price (net of fees and expenses):  $99.90______
9.  Initial public offering price:  $99.90_______
10.  Commission, spread or profit: 0.60%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone__              ________________ Date: 3/7/2014

Print Name:  Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Medtronic Inc. 4.625% due 03/15/2044
2.  Date of Purchase:  2/20/2014  3.  Date offering commenced: 2/20/2014
4.  Underwriter(s) from whom purchased:  Goldman Sachs / Barclays Capital
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $7,553,042 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $645,697,000
8.  Purchase price (net of fees and expenses):  $99.338______
9.  Initial public offering price:  $99.338_______
10.  Commission, spread or profit: 0.50%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone__              ________________ Date: 2/25/2014

Print Name:  Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Verizon Communications 2.55% due 06/17/2019
2.  Date of Purchase:  3/10/2014  3.  Date offering commenced: 3/10/2014
4.  Underwriter(s) from whom purchased:  Wells Fargo Int't
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $5,493,400 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $499,400,000
8.  Purchase price (net of fees and expenses):  $99.88______
9.  Initial public offering price:  $99.88_______
10.  Commission, spread or profit: 0.35%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone__              ________________ Date: 3/12/2014

Print Name:  Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Kinder Morgan Energy Partners 3.5% due 03/01/2021
2.  Date of Purchase:  02/19/2014  3.  Date offering commenced: 02/19/2014
4.  Underwriter(s) from whom purchased:  Royal Bank of Scotland Financial Markets
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $2,984,820 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $746,205,000
8.  Purchase price (net of fees and expenses):  $99.494______
9.  Initial public offering price:  $99.494_______
10.  Commission, spread or profit: 0.40%______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone__              ________________ Date: 2/21/2014

Print Name:  Tim Winstone

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Core Plus Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  PLL Capital Funding Inc. 3.95% due 3/15/2024
2.  Date of Purchase:  3/05/2014  3.  Date offering commenced: 3/05/2014
4.  Underwriter(s) from whom purchased:  Bank of America NA
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank_______________
6.  Aggregate principal amount or number of shares purchased: $6,977,000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $348,852,000
8.  Purchase price (net of fees and expenses):  $99.672______
9.  Initial public offering price:  $99.672_______
10.  Commission, spread or profit: $0.65______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Branimir Petranovic II             ________________ Date: 3/7/2014

Print Name:  Branimir Petranovic II